Exhibit 32.1
      Certification of Chief Executive Officer and Chief Financial Officer
                                   pursuant to
                             18 U.S.C. Section 1350
                               adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.


      In connection with the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarterly period ended April 1, 2005 as filed with Securities and Exchange Commission on the date hereof (the "Report"), we,
W. Barry Gilbert, Chief Executive Officer of the Company and Brian H. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1.) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 27, 2005                            /s/ W. Barry Gilbert
                                                 -------------------------------
                                                 W. Barry Gilbert
                                                 Chairman and
                                                 Chief Executive Officer

Dated: April 27, 2005                            /s/ Brian H. Davis
                                                 -------------------------------
                                                 Brian H. Davis
                                                 Vice President, Chief Financial
                                                 Officer and Controller